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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: DECEMBER 31, 2003
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                             ----------------------



                    COLORADO                   0-28484          84-1232688
         -------------------------------     ------------   -------------------
         (State or other jurisdiction of     (Commission      (IRS Employer
          incorporation or organization)     File Number)   Identification No.)



                  4580 FLORENCE STREET, DENVER, COLORADO 80238
               --------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

         On December 31, 2003, Mr. Robert Gill, a member of the Registrant's Board of Directors, resigned his position as Director.

         Mr. Gill has served the Company for many years and is retiring from service.



ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

                  (c)      Exhibits.
                           None






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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         QUALMARK CORPORATION
                                         (Registrant)


Date: January 6, 2003                    By:  /s/ CHARLES D. JOHNSTON
                                            ------------------------------------
                                            Charles D. Johnston
                                            President & CEO